                                                                 EXHIBIT 13



                                    TABLE 1
                AVERAGE ANNUAL TOTAL RETURN--BASIC DEATH BENEFIT

                                                                                                      FROM DATE
                                                                                 FIVE       TEN      SUBACCOUNT
                                                                    ONE YEAR    YEARS      YEARS     ESTABLISHED
                        FUND                             DATE        ENDED      ENDED      ENDED       THROUGH
                     PORTFOLIO                        SUBACCOUNT    12/31/00   12/31/00   12/31/00    12/31/00
                     ---------                        ESTABLISHE    --------   --------   --------   -----------
The Prudential Series Fund
    Diversified Bond Portfolio                           10/99        8.19%      N/A        N/A         6.53%
    Diversified Conservative Growth Portfolio            10/99        2.33%      N/A        N/A         7.86%
    High Yield Bond Portfolio                            10/99       -9.22%      N/A        N/A        -5.94%
    Stock Index Portfolio                                10/99      -10.32%      N/A        N/A         2.02%
    Equity Portfolio                                     10/99        1.83%      N/A        N/A         8.44%
    Prudential Jennison Portfolio                        10/99      -18.55%      N/A        N/A         3.38%
    Global Portfolio                                     10/99      -18.85%      N/A        N/A         4.73%
    Small Capitalization Stock Portfolio                 10/99       11.23%      N/A        N/A        19.33%
    Value Portfolio                                      10/99       13.96%      N/A        N/A        17.44%
    20/20 Focus Portfolio                                10/99       -6.74%      N/A        N/A         8.24%
AIM Variable Insurance Funds
    AIM V.I. Growth and Income Fund                      10/99      -15.77%      N/A        N/A         2.75%
    AIM V.I. Value Fund                                  10/99      -15.86%      N/A        N/A        -1.06%
American Century Variable Portfolios, Inc.
    American Century VP Value                            10/99       16.49%      N/A        N/A        11.25%
Credit Suisse Warburg Pincus Trust
    Global Post-Venture Capital Portfolio                10/99      -20.10%      N/A        N/A        16.26%
Franklin Templeton Variable Insurance Products Trust
    Franklin Small Cap Fund--Class 2                     10/99      -17.75%      N/A        N/A        11.47%
Janus Aspen Series
    Growth Portfolio                                     10/99      -15.76%      N/A        N/A         2.92%
    International Growth Portfolio                       10/99      -17.14%      N/A        N/A        23.98%
MFS Variable Insurance Trust
    Emerging Growth Series                               10/99      -20.75%      N/A        N/A        17.56%
    Research Series                                      10/99       -6.19%      N/A        N/A        10.95%
OCC Accumulation Trust (Note 1)
    Managed Portfolio                                    10/99        8.21%      N/A        N/A         9.58%
    Small Cap Portfolio                                  10/99       42.18%      N/A        N/A        32.36%
T. Rowe Price Equity Series, Inc.
    Equity Income Portfolio                              10/99       11.47%      N/A        N/A         9.44%
T. Rowe Price International Series, Inc.
    International Stock Portfolio                        10/99      -19.01%      N/A        N/A         0.04%

                                    TABLE 2
              AVERAGE ANNUAL TOTAL RETURN--ENHANCED DEATH BENEFIT


                                                                                                   FROM DATE
                                                                              FIVE       TEN      SUBACCOUNT
                                                      DATE       ONE YEAR    YEARS      YEARS     ESTABLISHED
                      FUND                         SUBACCOUNT     ENDED      ENDED      ENDED       THROUGH
                    PORTFOLIO                      ESTABLISHED   12/31/00   12/31/00   12/31/00    12/31/00
                    ---------                      -----------   --------   --------   --------   -----------
The Prudential Series Fund
    Diversified Bond Portfolio                        10/99        7.87%      N/A        N/A          6.27%
    Diversified Conservative Growth Portfolio         10/99        2.03%      N/A        N/A          7.96%
    High Yield Bond Portfolio                         10/99       -9.48%      N/A        N/A         -6.22%
    Stock Index Portfolio                             10/99      -10.58%      N/A        N/A          1.79%
    Equity Portfolio                                  10/99        1.52%      N/A        N/A          8.20%
    Prudential Jennison Portfolio                     10/99      -18.79%      N/A        N/A          3.15%
    Global Portfolio                                  10/99      -19.09%      N/A        N/A          4.50%
    Small Capitalization Stock Portfolio              10/99       10.91%      N/A        N/A         19.36%
    Value Portfolio                                   10/99       13.62%      N/A        N/A         17.26%
    20/20 Focus Portfolio                             10/99       -7.01%      N/A        N/A          8.33%
AIM Variable Insurance Funds
    AIM V.I. Growth and Income Fund                   10/99      -16.02%      N/A        N/A          2.57%
    AIM V.I. Value Fund                               10/99      -16.11%      N/A        N/A         -1.36%
American Century Variable Portfolios, Inc.
    American Century VP Value                         10/99       16.14%      N/A        N/A         11.50%
Credit Suisse Warburg Pincus Trust
    Global Post-Venture Capital Portfolio             10/99      -30.51%      N/A        N/A          4.13%
Franklin Templeton Variable Insurance Products
  Trust
    Franklin Small Cap Fund--Class 2                  10/99       17.99       N/A        N/A        -11.75%
Janus Aspen Series
    Growth Portfolio                                  10/99      -16.01%      N/A        N/A          2.73%
    International Growth Portfolio                    10/99      -17.38%      N/A        N/A         24.30%
MFS Variable Insurance Trust
    Emerging Growth Series                            10/99      -20.99%      N/A        N/A         17.79%
    Research Series                                   10/99       -6.47%      N/A        N/A         11.02%
OCC Accumulation Trust (Note 1)
    Managed Portfolio                                 10/99        7.89%      N/A        N/A          9.68%
    Small Cap Portfolio                               10/99       41.77%      N/A        N/A         33.56%
T. Rowe Price Equity Series, Inc.
    Equity Income Portfolio                           10/99       11.14%      N/A        N/A          9.39%
T. Rowe Price International Series, Inc.
    International Stock Portfolio                     10/99      -19.25%      N/A        N/A         -0.22%

                                    TABLE 3

       NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN--BASIC DEATH BENEFIT



                                                                                                   FROM DATE
                                                                              FIVE       TEN      SUBACCOUNT
                                                      DATE       ONE YEAR    YEARS      YEARS     ESTABLISHED
                      FUND                         SUBACCOUNT     ENDED      ENDED      ENDED       THROUGH
                    PORTFOLIO                      ESTABLISHED   12/31/00   12/31/00   12/31/00    12/31/00
                    ---------                      -----------   --------   --------   --------   -----------
The Prudential Series Fund
    Diversified Bond Portfolio                        06/83        8.18%      4.28%      3.62%        7.41%
    Diversified Conservative Growth Portfolio         05/99        2.33%       N/A        N/A         4.47%
    High Yield Bond Portfolio                         02/87       -9.21%      2.16%      3.45%        5.27%
    Stock Index Portfolio                             10/87      -10.32%     16.49%     12.06%       14.98%
    Equity Portfolio                                  06/83        1.83%     12.00%     10.06%       12.86%
    Prudential Jennison Portfolio                     05/95      -18.55%     18.03%       N/A        19.92%
    Global Portfolio                                  09/88      -18.85%     12.77%     11.01%        9.78%
    Small Capitalization Stock Portfolio              05/95       11.24%     12.14%       N/A        13.95%
    Value Portfolio                                   02/88       13.96%     14.60%      9.66%       13.20%
    20/20 Focus Portfolio                             05/99       -6.74%       N/A        N/A         5.82%
    SP Aggressive Growth Asset Allocation
       Portfolio                                      09/00         N/A        N/A        N/A        -5.36%
    SP Alliance Technology Portfolio                  09/00         N/A        N/A        N/A       -57.59%
    SP Balanced Asset Allocation Portfolio            09/00         N/A        N/A        N/A        -4.65%
    SP Conservative Asset Allocation Portfolio        09/00         N/A        N/A        N/A        -6.17%
    SP Growth Asset Allocation Portfolio              09/00         N/A        N/A        N/A         0.03%
    SP INVESCO Small Company Growth Portfolio         09/00         N/A        N/A        N/A       -41.52%
    SP Jennison International Growth Portfolio        09/00         N/A        N/A        N/A       -25.50%
    SP Large Cap Value Portfolio                      09/00         N/A        N/A        N/A         8.54%
    SP MFS Capital Opportunities Portfolio            09/00         N/A        N/A        N/A       -28.57%
    SP MFS Mid-Cap Growth Portfolio                   09/00         N/A        N/A        N/A        -9.48%
    SP PIMCO Total Return Portfolio                   09/00         N/A        N/A        N/A        18.35%
    SP Prudential U.S. Emerging Growth Portfolio      09/00         N/A        N/A        N/A       -48.23%
    SP Small/Mid Cap Value Portfolio                  09/00         N/A        N/A        N/A        35.41%
    SP Strategic Partners Focused Growth
       Portfolio                                      09/00         N/A        N/A        N/A       -45.10%
AIM Variable Insurance Funds Inc.
    AIM V.I. Growth and Income Fund                   05/94      -15.77%     15.66%       N/A        16.04%
    AIM V.I. Value Fund                               06/93      -15.86%     14.41%       N/A        15.37%
American Century Variable Portfolios, Inc.
    American Century VP Value                         05/96       16.50%       N/A        N/A         8.34%
Credit Swiss Warburg Pincus Trust
    Global Post-Venture Capital Portfolio             09/96      -30.30%       N/A        N/A         6.84%
Franklin Templeton Variable Products Series Fund
    Franklin Small Cap Fund--Class 2                  09/98      -17.75%       N/A        N/A        26.27%
Janus Aspen Series
    Growth Portfolio                                  09/93      -15.77%     17.90%       N/A        16.43%
    International Growth Portfolio                    05/94      -17.14%     21.92%       N/A        18.66%
MFS Variable Insurance Trust
    Emerging Growth Series                            07/95      -20.75%     20.68%       N/A        22.10%
    Research Series                                   07/95       -6.19%     15.02%       N/A        15.58%
OCC Accumulation Trust (Note 1)
    Managed Portfolio                                 08/88       -1.61%     16.88%     14.67%       15.64%
    Small Cap Portfolio                               08/88       -3.88%      6.82%      9.98%        9.92%
T. Rowe Price Equity Series, Inc.
    Equity Income Portfolio                           03/94        2.27%     16.81%       N/A        15.63%
T. Rowe Price International Series, Inc.
    International Stock Portfolio                     03/94       31.48%     13.61%       N/A        11.87%

                                    TABLE 4

      NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN--ENHANCED DEATH BENEFIT



                                                                                                   FROM DATE
                                                                              FIVE       TEN       PORTFOLIO
                                                                 ONE YEAR    YEARS      YEARS     ESTABLISHED
                      FUND                            DATE        ENDED      ENDED      ENDED       THROUGH
                    PORTFOLIO                      ESTABLISHED   12/31/00   12/31/00   12/31/00    12/31/00
                    ---------                      -----------   --------   --------   --------   -----------
The Prudential Series Fund
    Diversified Bond Portfolio                        06/83        7.87%      3.97%      3.34%        7.09%
    Diversified Conservative Growth Portfolio         05/99        2.03%       N/A        N/A         4.16%
    High Yield Bond Portfolio                         02/87       -9.49%      1.85%      3.17%        4.96%
    Stock Index Portfolio                             10/87      -10.58%     16.15%     11.76%       14.63%
    Equity Portfolio                                  06/83        1.53%     11.67%      9.77%       12.53%
    Prudential Jennison Portfolio                     05/95      -18.79%     17.68%       N/A        19.56%
    Global Portfolio                                  09/88      -19.09%     12.43%     10.71%        9.46%
    Small Capitalization Stock Portfolio              05/95       10.91%     11.80%       N/A        13.61%
    Value Portfolio                                   02/88       13.62%     14.26%      9.37%       12.86%
    20/20 Focus Portfolio                             05/99       -7.01%       N/A        N/A         5.50%
    SP Aggressive Growth Asset Allocation
       Portfolio                                      09/00         N/A        N/A        N/A        -5.56%
    SP Alliance Technology Portfolio                  09/00         N/A        N/A        N/A       -57.68%
    SP Balanced Asset Allocation Portfolio            09/00         N/A        N/A        N/A        -4.87%
    SP Conservative Asset Allocation Portfolio        09/00         N/A        N/A        N/A        -6.35%
    SP Growth Asset Allocation Portfolio              09/00         N/A        N/A        N/A        -0.12%
    SP INVESCO Small Company Growth Portfolio         09/00         N/A        N/A        N/A       -41.69%
    SP Jennison International Growth Portfolio        09/00         N/A        N/A        N/A       -25.62%
    SP Large Cap Value Portfolio                      09/00         N/A        N/A        N/A         8.20%
    SP MFS Capital Opportunities Portfolio            09/00         N/A        N/A        N/A       -28.79%
    SP MFS Mid-Cap Growth Portfolio                   09/00         N/A        N/A        N/A        -9.74%
    SP PIMCO Total Return Portfolio                   09/00         N/A        N/A        N/A        17.99%
    SP Prudential U.S. Emerging Growth Portfolio      09/00         N/A        N/A        N/A       -48.38%
    SP Small/Mid Cap Value Portfolio                  09/00         N/A        N/A        N/A        35.02%
    SP Strategic Partners Focused Growth
       Portfolio                                      09/00         N/A        N/A        N/A       -45.21%
AIM Variable Insurance Funds Inc.
    AIM V.I. Growth and Income Fund                   05/94      -16.02%     15.32%       N/A        15.70%
    AIM V.I. Value Fund                               06/93      -16.11%     14.07%       N/A        15.03%
American Century Variable Portfolios, Inc.
    American Century VP Value                         05/96       16.15%       N/A        N/A         8.06%
Credit Swiss Warburg Pincus Trust
    Global Post-Venture Capital Portfolio             09/96      -30.50%       N/A        N/A         6.55%
Franklin Templeton Variable Products Series Fund
    Franklin Small Cap Fund -- Class 2                09/98      -17.99%       N/A        N/A        25.90%
Janus Aspen Series
    Growth Portfolio                                  09/93      -16.01%     17.55%       N/A        16.09%
International Growth Portfolio                        05/94      -17.38%     21.56%       N/A        18.31%
MFS Variable Insurance Trust
    Emerging Growth Series                            07/95      -20.99%     20.32%       N/A        21.74%
    Research Series                                   07/95       -6.47%     14.69%       N/A        15.25%
OCC Accumulation Trust
    Managed Portfolio                                 08/88        7.88%     11.38%      8.80%       15.16%
    Small Cap Portfolio                               08/88       41.76%     11.60%      7.69%       11.96%
T. Rowe Price
    Equity Series -- Value Portfolio                  03/94       11.14%     12.44%       N/A        14.66%
    International Series -- Int'l Stock Portfolio     03/94      -19.25%      6.70%       N/A         6.33%


------------------

    NOTE 1: Based on results of the Quest for Value Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, then called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present Quest for Value Accumulation Trust (the "Present Trust")--at which time the Present Trust Commenced Operations.


    The average annual rates of total return shown above are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the withdrawal value, in accordance with the following formula: P(1+T)(n)=ERV. In the formula, P is a hypothetical investment of $1,000; T is the average annual total return; "n" is the number of years; and ERV is the withdrawal value at the end of the periods shown.